UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2025

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act.

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Fortress Biotech, Inc. (“Fortress”, or the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2025, Checkpoint Therapeutics, Inc., a Delaware corporation (“Checkpoint”) and subsidiary of Fortress, entered into an Agreement and Plan of Merger, dated as of March 9, 2025 (as subsequently amended on April 14, 2025, the “Merger Agreement”) with Sun Pharmaceutical Industries, Inc., a Delaware corporation (“Sun Pharma”) and Snoopy Merger Sub, Inc., a Delaware corporation (“Merger Sub”). On May 30, 2025 (the “Closing Date”), Merger Sub merged with and into Checkpoint (the “Merger”) pursuant to the Merger Agreement, with Checkpoint continuing as the surviving corporation of the Merger and a wholly-owned subsidiary of Sun Pharma; Checkpoint was therefore deconsolidated as a subsidiary of Fortress (the “Subsidiary Sale”).

In connection with the closing of the Merger and pursuant to the Merger Agreement, Fortress will receive approximately $28.0 million in cash and be eligible to receive up to an additional $4.8 million upon achievement of a regulatory milestone associated with the rights (“CVRs”) issued under a Contingent Value Rights Agreement (the “CVR Agreement”). Fortress is also eligible to receive quarterly cash payments of 2.5% of net sales of certain products of Checkpoint and Sun Pharma for a specified time period pursuant to that certain previously disclosed Royalty Agreement, dated as of March 9, 2025, that was entered into by Checkpoint, Sun Pharma and the Company concurrently with the Merger Agreement.

A copy of the unaudited pro forma consolidated financial statements of the Company, giving effect to the deconsolidation of Checkpoint, are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(b)    Pro forma financial information.

The following unaudited pro forma consolidated financial statements of the Company giving effect to the Subsidiary Sale are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

●	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025;
●	Unaudited Pro Forma Condensed Statements of Operations for the three months ended March 31, 2025 and for the year ended December 31, 2024; and
●	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)    Exhibits.

The following exhibit is furnished herewith:

99
Exhibit Number	Description
2.1*#

Agreement and Plan of Merger, dated as of March 9, 2025, by and among Checkpoint Therapeutics, Inc., Sun Pharmaceutical Industries, Inc., and Snoopy Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed with the SEC on March 10, 2025).

10.1

Royalty Agreement, dated as of March 9, 2025, by and among Checkpoint Therapeutics, Inc., Sun Pharmaceutical Industries, Inc., and Fortress Biotech, Inc. (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K filed with the SEC on March 10, 2025).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information for Fortress Biotech, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Fortress agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that Fortress may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

#

Pursuant to Item 601(b)(z)(ii) of Regulation S-K promulgated by the SEC, certain portions of this exhibit have been redacted because the registrant customarily and actually treats such omitted information as private or confidential and because such omitted information is not material.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not descriptions of historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology are generally intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price.

Examples of such forward-looking statements include, but are not limited to, express or implied:

●	statements regarding the transaction and related matters, including the benefits of the transaction, any payments under the CVRs, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses;
●	statements of targets, plans, objectives or goals for future operations, including those related to Checkpoint’s products, product research, product development, product introductions and product approvals as well as cooperation in relation thereto;
●	statements containing projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures;
●	statements regarding future economic performance, future actions and outcome of contingencies such as legal proceedings; and
●	statements regarding the assumptions underlying or relating to such statements.

Factors that could cause actual results to differ materially from those currently anticipated include risks relating to: the difficulty of predicting the timing or outcome of regulatory approvals or actions; the risks related to non-achievement of the CVR milestone and that holders of the CVRs will not receive payments in respect of the CVRs; our growth strategy, financing and strategic agreements and relationships; our need for substantial additional funds and uncertainties relating to financings; our ability to identify, acquire, close and integrate product candidates successfully and on a timely basis; our ability to attract, integrate and retain key personnel; the early stage of products under development; the results of research and development activities; uncertainties relating to preclinical and clinical testing; our ability to obtain regulatory approval for products under development; our ability to successfully commercialize products for which we receive regulatory approval or receive royalties or other distributions from third parties; our ability to secure and maintain third-party manufacturing, marketing and distribution of our and our partner companies’ products and product candidates; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: June 5, 2025

	By:	/s/ David Jin
David Jin
Chief Financial Officer